UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2014

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ 07702	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K of InterCloud Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2014 (the “Original Report”), effective as of October 9, 2014, the Company consummated the acquisition from London Bay - VL Acquisition Company, LLC and Tier 1 Solutions, Inc. of all of the outstanding membership interests of VaultLogix, LLC, a Delaware limited liability company (“VaultLogix”), Data Protection Services, LLC, a Delaware limited liability company (“DPS”), U.S. Data Security Acquisition, LLC, a Delaware limited liability company (“USDSA” and, together with VaultLogix and DPS, the “Acquired Companies”). The Company is filing this Amendment No. 2 on Form 8-K/A to the Original Report in order to provide certain unaudited pro forma combined financial information required by Item 9.01 of Form 8-K with respect to the acquisition of the Acquired Companies. All other information set forth in the Original Report, as amended by Amendment No. 1 thereto filed with the SEC on December 24, 2014, remains unchanged, except as to the information that was further amended in the Company’s Annual Report Form 10-K for the year ended December 31, 2014 filed with the SEC on March 23, 2015. The historical financial statements of the Acquired Companies and the financial statements of the Acquired Companies in the unaudited pro forma combined condensed statement of operations of the Company are presented as London Bay - VL Acquisition Company LLC (“London Bay”), which was comprised of VaultLogix, DPS and USDSA, all under common ownership and reported as such.

Item 9.01. Financial Statements and Exhibits

(b)	Unaudited pro forma combined financial information

The unaudited pro forma combined condensed statement of operations of the Company for the fiscal year ended December 31, 2014 showing the pro forma effects of the Company’s acquisition of the Acquired Companies, and related notes, are filed as Exhibit 99.1 to this Amendment No. 2 on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

99.1	The unaudited pro forma combined condensed statement of operations of the Company for the year ended December 31, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2015	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
Name: Mark E. Munro
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	The unaudited pro forma combined condensed statement of operations of the Company for the year ended December 31, 2014.

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